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                                                                   EXHIBIT 23.6

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Metrocall, Inc., of our report dated February 3, 1995, except as to the first paragraph of Note 8 for which the date is August 31, 1995, relating to the financial statements of Network Paging Corporation, which appears in such Prospectus.


/s/ PRICE WATERHOUSE LLP

Tampa, Florida
June 25, 1996